Exhibit 10.32

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE HONEST COMPANY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT THIRTEEN TO THE LOGISTICS SERVICES AGREEMENT

THIS AMENDMENT THIRTEEN TO THE LOGISTICS SERVICES AGREEMENT (the “Amendment”), dated as of November 1, 2019 is by and between The Honest Company, Inc. (“CLIENT”) and Geodis Logistics LLC (“GEODIS”). CLIENT and GEODIS are collectively referred to herein as the “Parties”.

RECITALS:

WHEREAS, the Parties entered into a Logistics Services Agreement dated January 31, 2014, as amended from time to time (collectively the “Agreement”);

WHEREAS, GEODIS currently provides warehousing, distribution and fulfillment services for CLIENT at a facility located at 651 Boulder Drive, Breinigsville, PA 18031 (the “PA Facility”) as well as overflow storage and warehouse services to CLIENT at facilities located in Carlisle, PA, Kutztown, PA and Bethlehem, PA;

WHEREAS, the Parties desire to consolidate all of the services GEODIS performs for CLIENT in Pennsylvania (the “PA Services”) at the PA Facility, and accordingly, desire to amend the Agreement for purposes of restating the scope, pricing, key performance indicators, and other key terms and conditions related to the PA Services.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.

Term. The term of this Amendment will commence as of the effective date and shall continue until December 31, 2021 (the “Initial Term”). Upon the expiration of the Initial Term, this Amendment will automatically renew for an additional one-year period (the “Renewal Term”) unless either Party provides the other Party with notice at least nine (9) months prior to the end of the Initial Term. The Initial Term and Renewal Term are collectively referred to as the “Term”.

2.

Termination for Convenience. Notwithstanding anything set forth in Section 6 of the Agreement, either Party may terminate this Amendment for its convenience in whole or in part throughout the Term, upon giving written notice not less than one-hundred and eighty (180) days prior to the termination date specified in the notice to the other Party.

3.

Warehouse Cost. GEODIS will charge CLIENT $[***] per square foot (the “Baseline Cost”) for space utilized for the PA Services in the PA Facility throughout the Term without increase. CLIENT will be charged for 320,000 square feet unless CLIENT elects to reduce its space commitment in accordance with Section 4 of this Amendment or if CLIENT exceeds 320,000 square feet, the CLIENT will be charged the Baseline Cost for the additional space utilized; provided however, that GEODIS must use commercially reasonable efforts to utilize the space in an efficient manner that minimizes costs to CLIENT to the extent possible (e.g. including by double stacking to the extent reasonable).]

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GEODIS Confidential

4.

Space Reduction. CLIENT may reduce its space commitment in the PA Facility by up to [***]% on each anniversary of the Effective Date, provided that CLIENT gives GEODIS notice of such reduction on or before the date that is [***] before the anniversary date. [***]

5.	Obligations Following Termination.

a) In addition to any other rights and obligations of CLIENT set forth in Section 6C of the Agreement, in the event that CLIENT elects to terminate this Amendment for its convenience during the Initial Term, or if GEODIS terminates this Amendment for cause pursuant to Section 6 of the Agreement during the Initial Term, then CLIENT will owe GEODIS [***]. In an effort to mitigate the Baseline Cost charged to CLIENT, GEODIS will utilize its best efforts to locate another customer to utilize all or a portion of the space.

6.	Product Damage and Liabilities.

With respect to the PA Services, Section 8E(3) of the Agreement shall be restated as follows:

“CLIENT declares that damages under the Amendment for loss or damage to Product in excess of the shrink allowance (as described below) and resulting from GEODIS’ failure to exercise reasonable care as described in Section 8E(1) of the Agreement are to be [***]. Such damages will be capped at the lessor of (a) CLIENT’s actual damages or (b) Warehouseman Legal Liability insurance coverage per occurrence of $[***]. CLIENT agrees to a [***] shrink allowance, based on the value of Products stored for a period of one year for loss due to damage, mysterious disappearance or other inventory shrink. Shrinkage is measured as the inventory reflected in the warehouse management system against cycle count inventory, as determined at the end of each year during the Term. Value of Products will equal [***]. Shrink allowance will be applied against the net results of the physical inventory and cycle count adjustments made during the one-year period.

7.	Insurance.

(i)	GEODIS Insurance. GEODIS, at its own cost and expense, shall maintain in effect during the Term the insurance as set forth below.

[***]

8.	Exhibits. The following exhibits, attached hereto to the Amendment in corresponding order, will be the only exhibits applicable to the provision of the PA Services:

Exhibit A: Scope of Services

Exhibit B: Pricing

Exhibit C: Key Performance Indicators

Exhibit D: Quality Control Manual

Exhibit E: Inventory Control Policy

9.

Conflict. To the extent there is any conflict between the Agreement and this Amendment with respect to the Services hereunder, the terms of this Amendment and any exhibits hereto will supersede such conflicting terms of the Agreement.

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GEODIS Confidential

10.	Defined Terms. Capitalized terms used in this Amendment or any of the exhibits attached hereto will have the meanings given to them in the Agreement unless otherwise defined.

11.	No Other Changes. Except as provided herein, the Agreement shall remain unchanged and in full force and effect in accordance with its terms.

12.

Governing Law. Notwithstanding anything set forth in Section 20 or Section 30 of the Agreement, disputes between the Parties, including (without limitation) those arising out of or in connection with the Amendment, or the breach thereof, or in respect of any legal relationship associated with or derived from this Amendment, including matters of intellectual property, shall be adjudicated in accordance with the internal laws of the State of Delaware. The venue shall in Wilmington, Delaware unless an alternate venue is agreed to by the Parties.

[SIGNATURE PAGE FOLLOWS]

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GEODIS Confidential

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date set forth above.

THE HONEST COMPANY, INC.		GEODIS LOGISTICS LLC

By:	/s/ Glenn Klages	By:	/s/ Mike Honious

Name: Glenn Klages		Name: Mike Honious

Title: Executive Vice President, Supply Chain		Title: Chief Operating Officer

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GEODIS Confidential

Exhibit A

Scope of Services

[See attached.]

GEODIS Confidential

Exhibit A

Scope of Services

The Honest Company (“CLIENT”)

[***]

GEODIS Confidential

Exhibit B

Rates

[***]

GEODIS Confidential

Exhibit C

Key Performance Indicators

[***]

Exhibit D

Quality Control Manual

[***]

GEODIS Confidential

Exhibit E

Inventory Control Policy

[***]